Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM
We

consent

to

the

incorporation

by

reference

in

Registration

Statement

Nos.

333-208324,

333-126958,

333-140042

and

333-
170395

on

Form

S-8

and

in

Registration

Statement

No.

333-211968

on

Form

S-3

of

our

reports

dated

September

12,

2023,
relating

to

the

financial

statements

of

Lesaka

Technologies,

Inc.

and

the

effectiveness

of

Lesaka

Technologies,

Inc.’s

internal
control over financial reporting appearing in this Annual Report on Form 10-K for the year ended June 30, 2023.
/s/ Deloitte & Touche
Deloitte & Touche

Registered Auditor
Johannesburg, South Africa
September 12, 2023